Exhibit 99.2

RAPID7

INVESTOR & ANALYST DAY

December 12, 2017

JEFF BRAY

Vice President, Investor Relations



DISCLAIMERS

This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and the financial position of Rapid7, Inc. ("Rapid7," "we," "us" or "our"), including our financial model, expected annualized recurring revenue (ARR), the expected impact of ASC 606 on our financial statements and expectations regarding non-GAAP targets, historical results that may suggest trends for our results of operations and financial position, future events, potential markets or market size, product and revenue mix, existing and new customer growth, compound annual growth rate (CAGR), our transition to subscription, gross margin, our anticipated bookings, our business strategy and plans and our objectives for future operations, are forward-looking statements. We have based these forward-looking statements on our current assumptions, expectations and projections as of the date of this presentation and are subject to substantial risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ materially from those expressed or implied in any forward-looking statement. These forward-looking statements are subject to a number of risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, including, without limitation, those risks and uncertainties set forth in the "Risk Factors" section of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the quarter ended September 30, 2017, and subsequent reports that we file with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

This presentation also contains certain non-GAAP financial measures as defined by the SEC rules. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to their most directly comparable GAAP measures, which is available in the appendix to this presentation. However, we have not reconciled our expectations as to non-GAAP loss from operations, non-GAAP net loss per share, or calculated billings in future periods to their most directly comparable GAAP measure because certain costs and expenses, namely stock-based compensation expense, are out of our control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to our results computed in accordance with GAAP. We urge investors not to rely on any single financial metric to evaluate our business.

TODAY'S AGENDA

- Strategy & Vision – Corey Thomas, President & Chief Executive Officer
- Product & Market – Lee Weiner, Chief Product Officer
- Customer Panel (will not be webcast)
- Growth Engine – Andrew Burton, Chief Operating Officer
- Financial Overview – Jeff Kalowski, Chief Financial Officer
- Q&A Session
- Product Demonstrations

COREY THOMAS

President & Chief Executive Officer



THE PATH AHEAD



CAPTURE
the SecOps Opportunity

EXTEND
Our Analytics and Automation Cloud

DRIVE
ARR Growth of Over 30%

DELIVER
Growth and Leverage


MASSIVE UNTAPPED
CYBER SECURITY OPPORTUNITY

LAST 10 YEARS:
OVERINVESTMENT IN THE SYMPTOMS


Market Mindshare
Security Management
Endpoint Prevention
Network Prevention
Customer Investments

CHANGING CUSTOMER BEHAVIOR

"The technology categories that will see the **fastest spending growth** over the 2015-2020 forecast period are

- device vulnerability assessment software (16.0%*)
- software vulnerability assessment (14.5%*)
- managed security services (12.2%*)
- user behavioral analytics (12.2%*)
- UTM hardware (11.9%*)."

*2015 – 2020 CAGR

Worldwide Spending on Security Technology Forecast to Reach $81.7 Billion in 2017, According to New IDC Spending Guide, 29 MAR 2017

BROAD IT INITIATIVES PLANNED FOR 2017



IT Automation
35%
Network technology upgrade
31%
Compliance
31%
Big data/business analytics
30%
Hybrid IT
27%
Data center consolidation
23%
CRM
22%
Mobility
22%
Internet of things
18%
Software-defined data centers
16%
0%
20%
40%

IT priorities 2017: A mix of forward-looking and traditional tech, TechTarget, Feb 22, 2017

UNDERSTANDING THE SHIFT

EXPANDING SECURITY MANAGEMENT GAP

- Decades Backlog in Security Maintenance
- Growth in devices per user
- Expanding applications per user
- Low IT headcount budget growth
- Major cybersecurity skills gap


Common Vulnerabilities & Exposures (CVE's)
in National Vulnerability Database
93,606
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
New CVE's more than doubled this year
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Total CVE's
New CVE's Reported
NIST National Vulnerability Database

NEXT 10 YEARS:
MAJOR INVESTMENT IN SECURITY MANAGEMENT


Security Management
Endpoint Prevention
Network Prevention
Market Mindshare
Customer Investments

CHANGES IN SECURITY MANAGEMENT


TAXI





YESTERDAY'S IT ENVIRONMENT

Ticketing
Identity
Patch & Config
Vulnerability Assessment
SIEM

MEETS DIGITAL TRANSFORMATION

Cloud
DevOps
Security

SECOPS EMERGES FROM THE CONVERGENCE OF IT OPS, DEVOPS & SECURITY

SecOps
Service Management
Federated Identity

EMERGENCE OF SECOPS

Visibility • Analytics • Automation



OUR MISSION

Lead the emerging SecOps movement through our multi-product Analytics and Automation Cloud

LAND WITH DIFFERENTIATED SOLUTIONS

Emergence of Analytics ↔ Evolution of Operations

	InsightIDR	InsightAppSec	InsightVM	Komand	InsightOps
Position	Disruptor	Leader	Leader	Disruptor	Disruptor
Market & Potential Average Subscription ARR	SIEM & IDR ~$50K	Application Security ~$35k	Vulnerability Management ~$40K	Automation & Orchestration TBD	Log Analytics ~$10k
Sources of Growth	Mid Market Legacy Displacement Managed Service Enterprise Expansion	Mid Market Legacy Displacement Managed Service Enterprise Expansion	Mid Market Legacy Displacement Asset Management Enterprise Expansion	Mid Market SecDevOps Expansion Patch and Configuration	Mid Market DevOps Expansion Consolidation

Advisory Services

POWERFUL ANALYTICS AND AUTOMATION CLOUD


InsightVM
InsightIDR
InsightAppSec
Komand
InsightOps
AUTOMATION
CLOUD BASED SERVICES
SHARED PLATFORM SERVICES
SEARCH
ANALYZE
VISUALIZE
REPORT
INTEGRATE
PERSISTED DATA
ANALYTICAL POOLS
HIGH VOLUME STORAGE
CONTEXTUAL PROCESSING
USER ATTRIBUTION
DEVICE ATTRIBUTION
DATA NORMALIZATION
CONTEXTUAL TAGGING
DATA COLLECTORS
ENDPOINT AGENTS
LOG COLLECTORS
API INTERROGATOR
SCAN ENGINES
DATA TYPES
ASSET CONFIGURATION
ASSET INVENTORY
USER PROFILES
ENDPOINT ACTIVITY
LOG DATA
NETWORK ACTIVITY
THIRD PARTY

POWERFUL ANALYTICS AND AUTOMATION CLOUD

Ease of Land	Ease of Expand	Ease of Adoption
		

Where is Rapid7 on the journey

TOMORROW

- Scale Automation

TODAY

- Scale Analytics GTM
- Enable Automation
- Validate Automation Opportunity

YESTERDAY

- Disrupt VM
- Enable Consolidated Analytics
- Validate Analytics Opportunity

GAINING MOMENTUM

+30%
Recurring Revenue Growth

119%
Renewal Rate

+15%
Customer Growth

7 of top 10
Technology Companies

Gartner

SIEM VISIONARY
in the 2017 Gartner Magic Quadrant

52 of Fortune 100
Fortune 100 Companies

As of Q3 17

THE PATH AHEAD



CAPTURE
the SecOps Opportunity

EXTEND
Our Analytics and Automation Cloud

DRIVE
ARR Growth of Over 30%

DELIVER
Growth and Leverage

LEE WEINER

Chief Product Officer




THE PATH AHEAD
CAPTURE
the SecOps Opportunity
EXTEND
Our Analytics and Automation Cloud
DRIVE
ARR Growth of Over 30%
DELIVER
Growth and Leverage
RAPID7

EMERGENCE OF SECOPS

Visibility · Analytics · Automation

THE CHALLENGE: UNCERTAINTY ABOUNDS

Am I Vulnerable?

Am I Compromised?

Am I Optimized?

MEASURE & MANAGE ORGANIZATIONAL RISK

- Endpoints, Assets, and Data
- Alert & Portal Fatigue
- Attacker Sophistication & Reach

- Resources, Talent & Productivity
- IT Control, Remediation, and Visibility

RESEARCH-DRIVEN ADVANTAGE

Metasploit Framework & Community

The most used penetration testing tool

Heisenberg Project

Global Honeypot Network

Project Sonar

Internet-wide scans

Vulnerability Disclosure & Attacker Modeling

Team of security researchers


2017 Q3
RAPID7 QUARTERLY THREAT REPORT


SMB Traffic
12,000
9,000
6,000
3,000
0
Microsoft SMB Patch
Shadow Brokers Release
WannaCry
MSF Eternalblue Exploit
NotPetya
Feb 01
Mar 01
Apr 01
May 01
Jun 01
Jun 30


Vulnerabilities encountered during engagements

RAPID7'S R&D APPROACH

EASE OF USE
Experiences driving
fast time to value

UNIFIED DATA
Collect once, use
hundreds of time

INNOVATE EFFICIENTLY
Platform enables
innovation & location
strategy

POWERFUL ANALYTICS AND AUTOMATION CLOUD


InsightVM
InsightIDR
InsightAppSec
Komand
InsightOps
AUTOMATION
CLOUD BASED SERVICES
SHARED PLATFORM SERVICES
SEARCH
ANALYZE
VISUALIZE
REPORT
INTEGRATE
PERSISTED DATA
ANALYTICAL POOLS
HIGH VOLUME STORAGE
CONTEXTUAL PROCESSING
USER ATTRIBUTION
DEVICE ATTRIBUTION
DATA NORMALIZATION
CONTEXTUAL TAGGING
DATA COLLECTORS
ENDPOINT AGENTS
LOG COLLECTORS
API INTERROGATOR
SCAN ENGINES
DATA TYPES
ASSET CONFIGURATION
ASSET INVENTORY
USER PROFILES
ENDPOINT ACTIVITY
LOG DATA
NETWORK ACTIVITY
THIRD PARTY

ACCELERATING PRODUCT INNOVATION



4Q09
Acquired
metasploit
3Q14
Launched
UserInsight
first product on Insight Platform
2Q15
Acquired
NT Objectives:
appspider
4Q15
Acquired
logentries
BY RAPID7
1Q16
Launched
insightIDR
2Q16
Launched
nexpose Now
2Q17
Launched
insightVM
2Q17
Launched
insightAppSec
insightOps
3Q17
Acquired
komand
by RAPID7

insightVM

Live Vulnerability and Endpoint Analytics


insightVM
4074
Agents
Monitoring remote endpoints
7145
24851
2k
5k
17k

Collect

Prioritize

Remediate

Prioritized Risk

Remediation Focus

Context Aware


insightVM
Create
uxadmin
Threat Feed Dashboard
Add Card
Most Common Actively Targeted Vulnerabilities
Vulnerability Name
CVSS Score
Risk Score
Published On
Asset Count
Assets With Actively Targeted Vulnerabilities
5.96k
Assets
with Actively Targeted Vulnerabilities
Exploitable Vulnerability Publish Age by Severity
Critical
Severe
Moderate
Expand Card
Exploitable Vulnerability Discovery Date By Severity
Most Common Exploits
Name
Rank
Source
Asset Count
Exploitable Assets by Skill Level
22% of assets can be exploited by a novice
Exploitable Vulnerabilities
Most Common Exploitable Vulnerabilities
Most Common Malware Kits

RAPID7

Threat Centric

Simplified Analytics

IT Workflow Integration



insightVM
Create
uxadmin
WannaCry
Add Card
WannaCry vulnerable Assets by OS
43% of my assets are running the Windows 7 Enterprise Edition Operating System
Assets
750
500
250
0
Windows 7 Enterprise Edition
Windows Server 2008 R2, Enterprise Edition
Windows Server 2008 Enterprise Edition
Windows Server 2012 Standard Edition
Windows 10 Enterprise Edition
Windows Server 2003
Windows XP
Windows Vista Enterprise Edition
Windows Server 2012 R2 Standard Edition
Microsoft Other
Expand Card
WannaCry Vulnerability Count
3.86k
WannaCry Vulnerability Findings
Assets with WannaCry Vulnerabilities
1.24k
Assets
With WannaCry Vulnerabilities
Expand Card
Most Common Exploits for WannaCry
Name
Rank
Source
Asset Count
MS17-010 EternalBlue SMB Remote Windows Kernel Pool ...
Average
1,225
MS17-010 SMB RCE Detection
Normal
1,225
Microsoft Windows - Unauthenticated SMB Remote Code ...
Average
1,225
Microsoft Windows Server 2008 R2 (x64) - 'SrvOs2FeaToN...
Average
1,225
Most Common WannaCry Vulnerabilities
Vulnerability Name
CVSS Score
Risk Score
Published On
Asset Count
Microsoft CVE-2017-0146: Wind...
9.3
919
Mon, Mar 13, 2017
1,219
Microsoft CVE-2017-0147: Wind...
4.3
600
Mon, Mar 13, 2017
532
Microsoft CVE-2017-0143: Wind...
9.3
919
Mon, Mar 13, 2017
528
Microsoft CVE-2017-0145: Wind...
9.3
919
Mon, Mar 13, 2017
528

RAPID7

insightIDR

Detect attacks earlier



insightIDR
Home
1,401
171M
7,401
3
1,361
18
11
45
0
0
29
3
10
3

Unify

Detect

Prioritize

Gartner®
2017 SIEM Magic Quadrant


Magic Quadrant
Figure 1. Magic Quadrant for Security Information and Event Management
CHALLENGERS
LEADERS
Splunk
IBM
LogRhythm
Micro Focus (ArcSight)
Dell Technologies (RSA)
McAfee
AlienVault
Rapid7
FireEye
Micro Focus (NetIQ)
Exabeam
Securonix
Fortinet
Venustech
Trustwave
SolarWinds
EventTracker
ManageEngine
BlackStratus
ABILITY TO EXECUTE
NICHE PLAYERS
VISIONARIES
COMPLETENESS OF VISION
As of September 2017
© Gartner, Inc

Rapid7 highest ranked "Visionary" in first placement on Magic Quadrant

"Easy deployment and immediate benefits."
– CISO in the Services Industry

"Unlike other SIEM solutions, you don't need a dedicated FTE for this one. Simple, elegant."
– VP, Information Security Officer in the Finance Industry

"Great replacement for the standard SIEM"
– VP of IT in the Retail Industry
(Source: Gartner Peer Insights)

https://www.gartner.com/reviews/review/view/258989
https://www.gartner.com/reviews/review/view/257556
https://www.gartner.com/reviews/review/view/279469

Vast Data Collection

Behavioral Analytics

Simplified Experience


insightIDR
Home
1,401
Users
171M
Events Processed
7,401
Notable Behaviors
3
New Alerts
1,361
Endpoints Monitored
18
Data Collection Issues
11
Honeypots
Users
Risky
Kelli Maldonado
Albert Morris
Linda Davis
veeam_admin null
Timmy Alvarado
Eduardo Chapman
guest null
Elsie Ruiz
vCOPs null
Archie Cummings
Alerts by attack chain
45
0
0
29
3
10
3
Ingress Locations
Latest Processes
Unique
awsaml
microsoft.msn.money.exe
scanengined.exe
adctl.exe
appspider.exe
chromehostd.exe
Cloud Services
Investigations


insightIDR
Home
1,401
Users
171M
Events Processed
7,401
Notable Behaviors
3
New Alerts
1,361
Endpoints Monitored
18
Data Collection Issues
11
Honeypots
Users
Alerts by attack chain
Latest Processes
Risky
Unique
171M
Events Processed
-122M (-41.63%) Last 24 Hours
7,401
Notable Behaviors
3,520 (90.7%) Last 24 Hours
3
New Alerts
1 (50%) Last 24 Hours
Kelli Maldonado
Albert Morris
Linda Davis
veeam_admin null
Timmy Alvarado
Eduardo Chapman
guest null
Elsie Ruiz
vCOPs null
Archie Cummings
success
failure
More
Cloud Services
Investigations
naci_helper
scanengined.exe
adctl.exe
appspider.exe
appspider.exe
ata_id
chromehostd.exe



ENDPOINT DATA
NETWORK DATA
RAW LOGS
EXPORT
INVESTIGATION ELEMENTS
Users
Ann Roberts
END
AUG 30, 2017
2:38 PM
NEW ASSET LOGON EVENT
logon.
AUG 29, 2017
11:39 AM
2 COUNTRIES IN 54 MINUTES 21 SECONDS
Evidence
START
ENDPOINT DATA
NETWORK DATA
RAW LOGS
RAPID7

Automated Context

Simplified Workflow

Integrate IT Ops


END
4:27 PM
DNS
(AUG 31, 2017 8:14:24 PM TO AUG 31, 2017 8:27:53 PM)
Weird domain
4:14 PM
DNS
(AUG 31, 2017 8:14:24 PM TO AUG 31, 2017 8:27:53 PM)
Weird domain
AUG 31, 2017
4:59 AM
INSTALLED SERVICE
Job data
AUG 30, 2017
2:38 PM
NEW ASSET LOGON EVENT
User Ann Roberts Logged into t422-9466.tor.razor.com for the first time with a UNKNOWN logon.
AUG 29, 2017
11:39 AM
ACCOUNT AROBERTS@RAZOR.COM AUTHENTICATED WITH WIRELESS DEVICES FROM 2 COUNTRIES IN 54 MINUTES 21 SECONDS
The user accessed the network from wireless services in United States, and Iceland
Evidence
INVESTIGATION ELEMENTS
Users
Ann Roberts
Current Process
Current Service
Network Info
Registry Keys
Scheduled Task

insightAppSec

Cloud-powered application security analysis


insightAppSec
All Vulnerabilities
1299 Vulnerabilities
499
324
300
77
99
Change Status
Create Report

Collect

Prioritize

Remediate

Immediate Visibility

Prioritized Remediation

Integrate Devops


insightAppSec
Shawn Cohen
All Apps / Acme Web /
Scan (Sep 13 2017 4:00 PM)
Generate Report | Scan Logs (4) | Crawl Map
73
Vulnerabilities Discovered
4012 Attacks Performed
High
Vulnerability Risk
22 High Risk Vulnerabilities
124
Crawled Links
Logged In
3245
Network Requests
22 Failed Requests
Select a saved query
Create a new query
Apply
Save
Scan Information
73 Vulnerabilities
73 Unreviewed
0 Ignored
0 False Positive
0 Verified
0 Remediated
Change Status
Discovered Vulnerabilities for Scan: Monthly Scan (73)
URL | Parameter | Type | Severity | First Discovered | Variences | Status | Notes
http://www.acmeweb.com | referer | Reflect cross-site scripting (XSS) | High | 01/21/2016 01:45 PM | 1 | Unreviewed | 2
http://www.acmeweb.com | id | Server type disclosure | Medium | 01/22/2016 12:13 AM | 1 | Unreviewed
http://www.acmeweb.com | Arbitrary File Upload | Medium | 01/22/2016 01:03 AM | 2 | Unreviewed
http://www.acmeweb.com/cart | q | ASP.NET Misconfiguration | Low | 01/21/2016 04:24 PM | 3 | Unreviewed

insightOps

IT Operations & Analytics


insightOps
My Account
Endpoint Interrogator
Manage
Ask Question
Country
CPU Utilization
Endpoints (30)

Search

Ask

Find

RAPID7

Visual Search

Simplified Monitoring

Investigate Issues


insightOps
My Account
Import pack
Help
Clark_24
Log Search (Aggregated View)
Favourites (3)
All Log Sets (20)
Add Card
Remote IP
Status
Service
Raw Entries (2,420)

RAPID7

EMERGENCE OF SECOPS

Visibility · Analytics · Automation

TOP REMEDIATION PROJECTS

Project Name	Progr[illegible]	Solutions Resolved	Assets Affect...
from assets with expiring ssl certs	17%	76[illegible] of 4412	768
High Risk MS assets	66%	853 [illegible] 1284	201
High risk	34%	2 of 218	209
Linux highest risk assets	0%	0 of 625	101
Linux Riskiest Assets	0%	0 of 625	101

Expand Card >

Microsoft® System Center Configuration Manager

bmc

BIGFIX


Name
Komand Remediation for Daily Network Scan
Project Content
Asset filter
27 Assets
assets.sites IN ['boston - daily scan affected']
APPLY
Asset
IP Address
Operating System
Vulnerabil...
Exploit Co...
Malware C...
Microsoft Windows 10 Enterp... 1 0 0
Microsoft Windows 10 Enterp... 1 0 0
Microsoft Windows 10 Enterp... 2 0 0
Microsoft Windows 10 Enterp... 1 0 0
Microsoft Windows 10 Enterp... 3 0 0
Microsoft Windows 10 Enterp... 1 0 0
Microsoft Windows 10 Enterp... 1 0 0
Vulnerability filter
9 Vulnerabilities
vulnerability.severity = "critical"
APPLY
Title
CVSS Sco...
Risk Score
Published On
Asset Cou...
"xdrmem_getbytes()" Integer Overflow Vulnerability 7.5 744 22
'rexec' Remote Execution Service Enabled 8.5 771 188
'rlogin' Remote Login Service Enabled 7.5 757 206
'rsh' Remote Shell Service Enabled 7.5 757 211
.rhosts files exist 7.5 738 88
3Com 8760 Wide Access Point Multiple Vulnerabilities 7.5 714 22
3Com WAP Default Administrator Password Vulnerability 10 942 22


security
Add a topic
Search
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kbot
Hello, security team. Vulnerabilities were found in a recent network scan.
Scan Name
Daily Network Scan
Type
Automatic
Started
9/6/2017 7:00AM
Time Elapsed
1 Minute
[kbot] in security
InsightVM: 127 Vulnerabilities Patched
142
In progress...
See the results in insightVM
kbot 7:03 AM
The patch process has now completed.
Scan Name
Daily Network Scan
Type
Automatic
Patch Status
Complete
Assets Patched
127
See the results in insightVM

komand

by RAPID7

Orchestration and automation for IT and security teams



KOMAND
DASHBOARD
WORKFLOWS
INVESTIGATIONS
JOBS
SETTINGS
TIME SAVED
Day Week Month Year All
4 mins
92%
16 hrs
ACTION NEEDED
Decision Required
Jobs Failed
Alert - Privilege Escalation Recorded
Alert - Host File Modification
Alert - Lost Device Reported
Alert - Email Phishing Detected
Alert - Privilege Escalation Recorded
Alert - Phishing Email Reported
View All
WORKFLOWS
Day Week Month Year All
26
34
254
USERS
Day Week Month Year All
JOBS
Day Week Month Year All
Gwen Betts

Orchestrate

Automate

Accelerate

RAPID7 MANAGED SERVICES

Extend your team with the talent and tech to move your security program forward.



Rapid7 Managed Detection & Response

24x7 SOC Services

Rapid7 Managed Vulnerability Management

Prioritized Remediation Planning

Rapid7 Managed AppSec

Advanced AppSec for smaller teams

PARTNER ECOSYSTEM

Rapid7 has more than 80 Platform integrations with partners

DATA **COLLABORATION** PARTNERS

- Two-way data sharing
- 'Single pane of glass'
- Enhanced platform value

DATA **WORKFLOW** PARTNERS

- IT security integration
- Streamlines correction
- Improves IT efficiencies

DATA **INGESTION** PARTNERS

- Enhances analytics
- Enables detection
- Simplifies investigations

TOTAL ADDRESSABLE MARKET



IT Operations Analytics - Public Cloud
Forensics & Incident Management
SIEM
Policy & Compliance
Vulnerability Assessment - Application
Vulnerability Assessment - Device
$12B
$10B
$8B
$6B
$4B
$2B
$0B
2016
2017
2018
2019
2020

IDC: Worldwide Security and Vulnerability Management Forecast, 2016–2020
IDC: Worldwide IT Operations Analytics Software Forecast, 2016–2020

$6.9B of TAM in 2017

Anticipated growth +12% annually through 2020

Our markets have healthy greenfield, up-sell and displacement opportunities

EMERGENCE OF SECOPS

Visibility • Analytics • Automation

BREAK

Webcast will
return at 3:25 EST


THE PATH AHEAD
CAPTURE
the SecOps Opportunity
EXTEND
Our Analytics and Automation Cloud
DRIVE
ARR Growth of Over 30%
DELIVER
Growth and Leverage
RAPID7

ANDREW BURTON

Chief Operating Officer



THE PATH AHEAD

CAPTURE

the SecOps Opportunity

EXTEND

Our Analytics and Automation Cloud

DRIVE

ARR Growth of Over 30%

DELIVER

Growth and Leverage

DRIVE +30% ARR GROWTH

- Scaling Our Customer Growth Engine
- Strengthening Our Land & Expand Model
- Improving Customer Economics with Our Cloud Platform



GROWTH DRIVERS

Add New Customers

+15%
YoY Customer Growth*
6,700+ Customers

Increase Usage

+36%
YoY Growth in Assets Assessed*

Drive Up-Sell

3.1x
Increase in Initial Spend Over 5 Years
(2011 & 2012 cohorts)

Expand Wallet Share

1.5x
Avg Products and Services Per Customer*

*As of Q3 17

CUSTOMER ACQUISITION & GROWTH ENGINE



Addressable Market Penetration
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
42%
21%
25%
4%
3%
3%
North America
RoW
Enterprise
Mid-Market
Total

- Significant opportunity for new account growth
- Leverage existing relationships for up-sell and cross-sell

Based on D&B Addressable Market Companies & Rapid7 Customers as of Q3 17

CUSTOMER GROWTH ENGINE



Ease of Land
(more customers)
Ease of Adoption
(more usage)
Ease of Expand
(more revenue)
Compelling Customer Economics

LAND WITH DIFFERENTIATED SOLUTIONS

Emergence of Analytics ⟷ Evolution of Operations

	InsightIDR	InsightAppSec	InsightVM	Komand	InsightOps
Position	Disruptor	Leader	Leader	Disruptor	Disruptor
Market & Potential Average Subscription ARR	SIEM & IDR ~$50K	Application Security ~$35k	Vulnerability Management ~$40K	Automation & Orchestration TBD	Log Analytics ~$10k
Sources of Growth	Mid Market Legacy Displacement Managed Service Enterprise Expansion	Mid Market Legacy Displacement Managed Service Enterprise Expansion	Mid Market Legacy Displacement Asset Management Enterprise Expansion	Mid Market SecDevOps Expansion Patch and Configuration	Mid Market DevOps Expansion Consolidation

Advisory Services

STRENGTHENING OUR LAND ENGINE

CORE GROWTH AREAS

Continue **Mid-Market** Growth & Optimization

+33% YoY

Expand and Mature **Enterprise** Coverage

+20% YoY

Expand and Mature **International** Coverage

+30% YoY

Q3 17 revenue growth

EMERGING GROWTH AREAS

Continue Disruption with New Offerings

IDR Bookings

+100% YoY

Leverage **Channel** for Scale

31% of New Bookings

Q3 17 bookings

LAND & EXPAND
FORTUNE 500 TECHNOLOGY COMPANY

- LANDED with Nexpose
- EXPANDED:

  Multiple Upsells for Additional Coverage



$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
11.4x Original Purchase Amount
Year 1
Year 2
Year 3
Year 4
Year 5
Initial Year Bookings
Cumulative Follow-on Bookings

December, 2013	October, 2014	July, 2015	May, 2016	June, 2016	December, 2016	March, 2017	September, 2017
Initial Purchase Nexpose	**Upsell** Nexpose	**Upsell** Nexpose	**Upsell** Nexpose	**Cross-Sell** Metasploit	**Upsell** Nexpose	**Upsell** ASV Scans Nexpose	**Upsell** ASV Scans

SECOPS FUELS OUR EXPAND ENGINE

Ease of Deployment

COMMON COMPONENTS
Accelerate Time to 2nd Purchase

48%

of IDR Customers Get Their VM on our Platform

As of 9/30/17

Ease of Adoption

ANALYTICS & VISIBLITY
Fuel Growth

+185%

Higher Upsell Billings for Platform Customers

For last twelve months ended 9/30/17

Ease of Integration

AUTOMATION & REMEDIATION
Bridging Fragmentation & Improves LTV

+26%

Growth in Remediation Customers YTD

Through December 1, 2017

Operationalizing Security Analytics and Automation

LAND & EXPAND

FORTUNE 500 CONSUMER STAPLES COMPANY

- LANDED with Nexpose, Metasploit
- EXPANDED:
  - Upsell Additional Coverage
  - Multiple Cross-Sells, including Cloud Products


$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
5.6x Original Purchase Amount
Year 1
Year 2
Year 3
Year 4
Year 5
Initial Year Bookings
Cumulative Follow-on Bookings

July, 2013
Initial Purchase
Nexpose
Metasploit

June, 2016
Upsell
Nexpose

September, 2017
Cross-sell
Pen-test

October, 2017
Migration & Cross-Sell
To InsightVM
Managed Detection & Response

LAND & EXPAND COHORT: 3.1x INCREASE


Initial Year Purchase
(2011 & 2012)
Year 2
Year 3
Year 4
Year 5
Initial Year Bookings
Cumulative Follow-on Bookings

PRODUCT BREADTH ENABLES EXPANSION

Top 25 deals through YTD Q3 17

Industry	AppSec	Metasploit	VM	IDR	InsightOps	New - Upsell/ Cross-Sell
Industrials						New
Media						Upsell/Cross-Sell
Consumer						Upsell/Cross-Sell
Government						New
Industrials						Upsell/Cross-Sell
Industrials						New
Government						Upsell/Cross-Sell
Financial						New
Technology						Upsell/Cross-Sell
Government						Upsell/Cross-Sell
Consumer						New
Technology						Upsell/Cross-Sell
Technology						Upsell/Cross-Sell
Technology						Upsell
Industrials						Upsell/Cross-Sell
Consumer						Cross-Sell
Healthcare						Upsell/Cross-Sell
Technology						Upsell
Technology						Upsell/Cross-Sell
Industrials						New
Consumer						New
Technology						Upsell/Cross-Sell
Telecommunications						Upsell
Healthcare						New
Consumer						New

2.2x
Average

New
Cross-sell

OUR CLOUD PROVIDES GLOBAL SCALE



INSIGHT INSTANCES

- US
- Germany
- Ireland
- Japan

SOC'S

- US
- UK

OFFICES

- Austin
- Boston
- Los Angeles
- Toronto
- Belfast
- Dublin
- Reading
- Singapore
- Tokyo
- Sydney
- Bangalore
- Paris
- Hong Kong

OUR CLOUD ADOPTION IS ACCELERATING



Platform Customer Adoption
Insight Platform Customers
% of Customers on Platform
2,500
2,000
1,500
1,000
500
-
40%
35%
30%
25%
20%
15%
10%
5%
0%
3%
17%
21%
24%
29%
34%
175
1,016
1,302
1,546
1,929
2,287
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17

- Recent acceleration of adoption driven by launch of InsightVM
- Increasing endpoint coverage accelerates visibility & analytics
- Additional adoption fueled by automation and remediation

CLOUD ADOPTION IMPROVES CUSTOMER VISIBILITY

Increasing Adoption	Strong Customer Retention	Increasing Lifetime Value
+125%	89%	119%
YoY Cloud Platform Adoption	Expiring Renewal Rate	Renewal Rate

Through Q3 17

CLOUD ADOPTION ENABLES SUBSCRIPTION

Perpetual Model Prioritizes Non-Recurring Revenue


15%
20%
65%
Perpetual
Content Subscription
Maintenance & Support

NEXPOSE:
35% Recurring

Subscription Model Prioritizes Recurring Revenue

InsightVM:
100%
Recurring

SUBSCRIPTION IMPROVES CUSTOMER ECONOMICS


Potential ARR
$190,000
+8x
$22,043

- As of Q3 17, we had $22,043 in ARR per customer
- For an average-sized customer, we have $190,000 of recurring revenue potential

Current data represents the fiscal quarter ended September 30, 2017. The future financial results presented are hypothetical amounts for achievement of certain scenarios and are not projections, guidance or an outlook for Rapid7's future financial results.

IMPROVED ECONOMICS ACCELERATES PROFITABILITY



Landing
Continue to Add Customers Globally
Expanding
Accelerate Up-Sell and Cross-Sell
Recurring
Shift to Subscription & Improve LTV
Customer Economics
Sales & Marketing Leverage
Profitability



THE PATH AHEAD

CAPTURE
the SecOps Opportunity

EXTEND
Our Analytics and Automation Cloud

DRIVE
ARR Growth of Over 30%

DELIVER
Growth and Leverage

JEFF KALOWSKI

Chief Financial Officer




THE PATH AHEAD
CAPTURE
the SecOps Opportunity
EXTEND
Our Analytics and Automation Cloud
DRIVE
ARR Growth of Over 30%
DELIVER
Growth and Leverage

GROWTH HISTORY



$200m
$150m
$100m
$50m
$0m
-$50m
+27% YoY
2012
2013
2014
2015
2016
Q3 15 YTD
Q3 16 YTD
Q3 17 YTD
Total Revenue
Loss from Operations (non-GAAP)
Cash from operating activities

CONSISTENT CUSTOMER GROWTH ENGINE


Customer Growth
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
+15%
YoY

RAPID7

INCREASING RECURRING REVENUE



$60m
$50m
$40m
$30m
$20m
$10m
$0m
74.0%
72.0%
70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
65.4%
64.6%
66.6%
65.6%
67.2%
67.4%
67.7%
65.8%
68.6%
69.5%
70.5%
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Recurring Revenues
Non-Recurring Revenues
% of total revenues that is recurring

Recurring revenue is over 70% of total revenues

Recurring revenue is growing over 30%

RAPID7

PERPETUAL MODEL


15%
20%
65%
Perpetual
Content Subscription
Maintenance & Support

- For perpetual products, we amortize the value of the perpetual license over the contract life.

- In addition, we receive 15% Maintenance & Support and 20% Content Subscription, which drives the majority of recurring revenue today

STRONG CUSTOMER EXPANSION GROWTH

Consistent CAGR Growth from 2010 to 2015 Cohorts



$800m
$700m
$600m
$500m
$400m
$300m
$200m
$100m
$0m
2010
2011
2012
2013
2014
2015
2016
2017
2010 Cohort
2011 Cohort
2012 Cohort
2013 Cohort
2014 Cohort
2015 Cohort
2016 Cohort
2017 Cohort
CAGR through 2016
36%
38%
33%
32%
30%
31%

RAPID7

BOOKINGS BY PRODUCT FAMILY



Product Family New Bookings Mix
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
18%
1%
7%
73%
16%
1%
23%
59%
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
VM
IDR
IT Search
Professional Services

Shifting Product Mix

- Growth in IDR product sales to over 23% of quarterly new bookings
- VM continues to show solid growth

ARR GROWTH



ARR by Product Group
+25%
+108%
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
IDR
VM

- VM continues to grow ARR while IDR contribution is increasing

VM SHIFT TO SUBSCRIPTION

CUMULATIVE CASH COMPARISON: Perpetual vs. SaaS

Perpetual: 2 Year Prepaid with Content, Maintenance and Support (C,M&S) thereafter

SaaS: Annual SaaS Cash (no prepay)


Cash Flow Breakeven Between Years 3 and 4
Year 1
Cash Flow Decline in Year 1
Perp
SaaS
Year 2
Perp
SaaS
SaaS
Year 3
C,M&S
Perp
SaaS
SaaS
SaaS
Year 4
C,M&S
C,M&S
Perp
SaaS
SaaS
SaaS
SaaS

C, M & S = Content, Maintenance & Support

REVENUE COMPARISON: Perpetual vs. SaaS

Perpetual: 2 Year Prepaid with Content, Maintenance and Support (C,M&S) thereafter

SaaS: Annual SaaS Cash (no prepay)


Year 1
Year 2
Year 3
Year 4
Small Revenue Difference
50%+ Uplift in Revenue Year 3 and beyond
Perp
SaaS
Perp
SaaS
C,M&S
SaaS
C,M&S
SaaS

C, M & S = Content, Maintenance & Support

ANNUALIZED RECURRING REVENUE

- ARR definition:
  We define ARR as the annualized value of all recurring revenue related contracts in place at the end of the quarter
- Has maintained 30%+ growth
- **We will disclose ARR - best indicator of the growth of the business**



$160m
$140m
$120m
$100m
$80m
$60m
$40m
$20m
$0m
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Q4 16
Q1 17
Q2 17
Q3 17
ARR
ARR Growth

Q&A SESSION



Corey Thomas
President & Chief Executive Officer



Andrew Burton
Chief Operating Officer



Lee Weiner
Chief Product Officer



Jeff Kalowski
Chief Financial Officer